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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): May 23, 2002



                          IKON RECEIVABLES FUNDING, LLC
             (Exact name of registrant as specified in its charter)



          Delaware                  333-71362                   Pending
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
     of Incorporation)             File Number)           Identification No.)


       1738 Bass Road                                            31208
        PO Box 9115                                            (Zip Code)
       Macon, Georgia
   (Address of Principal
     Executive Offices)






       Registrant's telephone number, including area code: (912) 471-2300


                                    No Change
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events
         ------------

     The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission ("SEC") on March 26, 2002 Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (filed with the SEC on May 13, 2002), and the Current Reports on Form 8-K filed with the SEC on January 25, 2002 and April 18, 2002, as each related to Ambac Assurance Corporation are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Registration Statement of IKON Receivables Funding, LLC (No. 333-71362); and (iii) the Prospectus Supplement dated May 21, 2002 relating to IKON Receivables Funding, LLC's Lease-Backed Notes, Series 2002-1 and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)      Not applicable

       (b)      Not applicable.


       (c)      Exhibits

                23.1        Consent of KPMG LLP, dated
                            May 23, 2002 in connection with the
                            consolidated financial statements of Ambac
                            Assurance Corporation and Subsidiaries




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    IKON RECEIVABLES FUNDING, LLC

                               By:   IKON RECEIVABLES FUNDING, INC.,
                                     as Manager


                                  By:  /s/ J.F. Quinn
                                      ----------------------------
                                      Name:  J.F. Quinn
                                      Title: Treasurer

Dated:  May 23, 2002


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                                  Exhibit Index
                                  -------------

Exhibit
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23.1     Consent of KPMG LLP.


                                       4

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                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

         We consent to the incorporation by reference in the Registration Statement (No. 333-71362) of IKON Receivables Funding, LLC (the "Registrant") and in the Prospectus Supplement of the Registrant dated May 21, 2002 (the "Prospectus Supplement") relating to the Registrant's Lease-Backed Notes, Series 2002-1, via the Form 8-K of the Registrant dated May 23, 2002, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended on December 31, 2001, which report appears in the Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

                                  /s/ KPMG LLP


New York, New York
May 23, 2002

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